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                                                                    EXHIBIT 23.6


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-17565, 333-33475 and 333-44371) of Renaissance Worldwide, Inc. of our report on Triad Data, Inc. as of December 31, 1997 and 1996 and for the three years in the period ended December 31, 1997, dated February 27, 1998, appearing on page 19 of this Form 8-K.



Goldstein Golub Kessler LLP
November 5, 1998